Exhibit 99.1   NEWS RELEASE

As previously announced, TDS will hold a teleconference August 4, 2017, at 9:30 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.

 FOR IMMEDIATE RELEASE

 TDS reports second quarter 2017 results

2017 guidance reaffirmed

CHICAGO, (August 4, 2017) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,247 million for the second quarter of 2017, versus $1,295 million for the same period one year ago. Net income attributable to TDS shareholders and related diluted earnings per share were $10 million and $0.09, respectively, for the second quarter of 2017, compared to $28 million and $0.25 respectively, in the same period one year ago.

“TDS’ businesses achieved good results in the quarter as they continued executing on their strategic priorities for 2017,” said LeRoy T. Carlson Jr., TDS president and CEO. “U.S. Cellular grew its postpaid handset customer base and increased customer loyalty. TDS Telecom drove growth in IPTV and cable connections and increased revenues in both its wireline and cable segments.

“U.S. Cellular grew postpaid handsets and drove an exceptionally low level of handset churn, the lowest in the company’s history. It successfully completed the first commercial deployment of Voice over LTE (VoLTE) technology in Iowa, bringing benefits to customers’ network experience and opening opportunities for greater data roaming revenue. U.S. Cellular effectively managed cost reductions throughout the quarter, lowering expenses in system operations, loss on equipment and other operating expenses.

“TDS Telecom grew its Wireline business through an increase in IPTV connections that generated higher residential revenue per connection. They continue to see growth in service revenues from fiber investments and through support from the Alternative Connect America Cost Model (A-CAM). TDS Telecom’s Cable segment had an excellent quarter, driving significant increases in broadband connections and residential revenues. They continued to keep cash expenses low, driving a strong increase in profitability. OneNeck IT Solutions had lower revenues this quarter due primarily to less equipment sales to existing customers. They are focused on sales execution as their top priority.”

2017 Estimated Results

Current estimates of full-year 2017 results for U.S. Cellular, TDS Telecom, and TDS are shown below.  Such estimates represent management’s view as of August 4, 2017.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information, whether as a result of new information, future events, or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2017 Estimated Results

	U.S. Cellular		TDS Telecom		TDS(3)
	Current	Previous	Current	Previous	Current	Previous
(Dollars in millions)
Total operating revenues (1)	$3,800-$4,000	Unchanged	$1,200-$1,250	Unchanged	$5,015-$5,265	Unchanged
Adjusted OIBDA (1)(2)(4)	$550-$650	Unchanged	$300-$340	Unchanged	$855-$995	Unchanged
Adjusted EBITDA (2)	$700-$800	Unchanged	$300-$340	Unchanged	$1,005-$1,145	Unchanged
Capital expenditures (Approximately)	$500	Unchanged	$225	Unchanged	$735	Unchanged

The following tables provide reconciliations of Net income to Adjusted OIBDA and Adjusted EBITDA for 2017 estimated results, actual results for the six months ended June 30, 2017, and actual results for the year ended December 31, 2016. In providing 2017 estimated results, TDS has not completed the below reconciliation to net income because it does not provide guidance for income taxes.  Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	2017 Estimated Results

	U.S. Cellular	TDS Telecom	TDS(3)
(Dollars in millions)
Net income (loss) (GAAP)	N/A	N/A	N/A
Add back:
Income tax expense (benefit)	N/A	N/A	N/A
Income (loss) before income taxes (GAAP)	$(30)-70	$80-120	$(10)-130
Add back:
Interest expense	110	–	165
Depreciation, amortization and accretion expense	620	220	850
EBITDA (Non-GAAP)	$700-800	$300-340	$1,005-1,145
Add back:
(Gain) loss on sale of business and other exit costs, net	–	–	–
(Gain) loss on license sales and exchanges, net	(20)	–	(20)
(Gain) loss on asset disposals, net	20	–	20
Adjusted EBITDA (Non-GAAP) (2)	$700-800	$300-340	$1,005-1,145
Deduct:
Equity in earnings of unconsolidated entities	140	–	140
Interest and dividend income(1)	10	–	10
Adjusted OIBDA (Non-GAAP)(1)(2)(4)	$550-650	$300-340	$855-995

	Actual Results

	Six Months Ended June 30, 2017			Year ended December 31, 2016
	U.S. Cellular	TDS Telecom	TDS (3)	U.S. Cellular	TDS Telecom	TDS (3)
(Dollars in millions)
Net income (GAAP)	$40	$33	$55	$49	$42	$52
Add back:
Income tax expense	33	21	44	33	25	40
Income before income taxes
(GAAP)	$73	$54	$99	$82	$67	$92
Add back:
Interest expense	56	2	85	113	3	170
Depreciation, amortization and
accretion expense	307	111	422	618	224	850
EBITDA (Non-GAAP)	$436	$167	$606	$813	$294	$1,112
Add back:
(Gain) loss on sale of business and
other exit costs, net	–	–	–	–	–	(1)
(Gain) loss on license sales and
exchanges, net	(19)	–	(19)	(19)	(1)	(20)
(Gain) loss on asset disposals, net	9	1	10	22	4	27
Adjusted EBITDA (Non-GAAP) (2)	$426	$168	$597	$816	$298	$1,118
Deduct:
Equity in earnings of unconsolidated
entities	66	–	65	140	–	140
Interest and dividend income(1)	5	2	8	6	3	11
Other, net	(1)	–	1	1	–	–
Adjusted OIBDA (Non-GAAP) (1)(2)(4)	$356	$166	$523	$669	$295	$967

Note: Totals may not foot due to rounding differences.

(1)

Equipment installment plan interest income is reflected as a component of Service revenues consistent with an accounting policy change effective January 1, 2017.  All prior period numbers have been recast to conform to this accounting change.

(2)

Adjusted EBITDA is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted OIBDA is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity.  TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate.  Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.  Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles Adjusted EBITDA and Adjusted OIBDA flow to the corresponding GAAP measure, Net income or Income before income taxes.

(3)	The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments, all of which are not presented above.

(4)	A reconciliation of Adjusted OIBDA (Non-GAAP) to Operating income (GAAP) for June 30, 2017 actual results can be found on TDS' website at investors.tdsinc.com.

Conference Call Information

TDS will hold a conference call on August 4, 2017 at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentations page of investors.tdsinc.com or at https://www.webcaster4.com/Webcast/Page/1145/2198.
  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 1000® company, provides wireless; cable and wireline broadband, TV and voice; and hosted and managed services to approximately 6 million connections nationwide through its businesses, U.S. Cellular, TDS Telecom, OneNeck IT Solutions, and BendBroadband. Founded in 1969 and headquartered in Chicago, TDS employed 10,000 people as of June 30, 2017.

Visit www.tdsinc.com  for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Contacts

Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary

312-592-5379

jane.mccahon@tdsinc.com

Julie D. Mathews, IRC, Director - Investor Relations

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute TDS’ business strategy; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings of TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of services and products offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:

TDS: www.tdsinc.com

U.S. Cellular: www.uscellular.com

TDS Telecom: www.tdstelecom.com

OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Retail Connections
Postpaid
	Total at end of period	4,478,000	4,455,000	4,482,000	4,484,000	4,490,000
	Gross additions	174,000	146,000	187,000	174,000	197,000
	Feature phones	7,000	7,000	7,000	10,000	8,000
	Smartphones	116,000	88,000	109,000	105,000	107,000
	Connected devices	51,000	51,000	71,000	59,000	82,000
	Net additions (losses)	23,000	(27,000)	(2,000)	(6,000)	36,000
	Feature phones	(15,000)	(19,000)	(21,000)	(20,000)	(21,000)
	Smartphones	34,000	(9,000)	(4,000)	(7,000)	8,000
	Connected devices	4,000	1,000	23,000	21,000	49,000
	ARPU (1)	$44.60	$45.42	$45.19	$47.08	$47.37
	ABPU (Non-GAAP)(2)	$55.19	$55.82	$55.43	$56.79	$56.09
	ARPA (3)	$119.73	$121.88	$120.67	$125.31	$124.91
	ABPA (Non-GAAP)(4)	$148.15	$149.78	$148.02	$151.16	$147.90
	Churn rate (5)	1.13%	1.29%	1.41%	1.34%	1.20%
	Handsets	0.91%	1.08%	1.23%	1.22%	1.10%
	Connected devices	2.35%	2.55%	2.49%	2.04%	1.84%
Prepaid
	Total at end of period	484,000	480,000	484,000	480,000	413,000
	Gross additions	73,000	78,000	83,000	132,000	73,000
	Net additions (losses)	3,000	(4,000)	4,000	67,000	14,000
	ARPU (1)	$33.52	$33.66	$33.25	$34.39	$34.58
	Churn rate (5)	4.93%	5.69%	5.44%	4.84%	4.86%
Total connections at end of period (6)		5,023,000	4,996,000	5,031,000	5,030,000	4,973,000
Market penetration at end of period
Consolidated operating population		32,089,000	32,089,000	31,994,000	31,994,000	31,994,000
Consolidated operating penetration (7)		16%	16%	16%	16%	16%
Capital expenditures (millions)		$84	$61	$171	$103	$93
Total cell sites in service		6,421	6,417	6,415	6,374	6,324
Owned towers		4,044	4,041	4,040	4,015	3,988

(1)

Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

	▪	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
	▪	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
(2)

Average Billings Per User (ABPU) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid connections and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(3)	Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
(4)

Average Billings Per Account (ABPA) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(5)	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
(6)	Includes reseller and other connections.
(7)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.

TDS Telecom
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
TDS Telecom
Wireline
Residential connections
	Voice (1)	304,600	308,200	310,600	314,600	316,800
	Broadband (2)	230,200	228,500	229,500	232,800	232,200
	IPTV (3)	46,200	45,200	45,300	43,600	41,200
	Wireline residential connections	581,000	581,900	585,400	590,900	590,200

Total residential revenue per connection (4)		$46.39	$45.17	$44.27	$44.25	$43.67

Commercial connections
	Voice (1)	150,500	154,000	157,400	160,900	164,000
	Broadband (2)	21,000	21,200	21,400	21,700	21,900
	managedIP (5)	149,700	150,300	150,900	151,500	149,000
	Wireline commercial connections	321,200	325,500	329,700	334,000	334,900

Total Wireline connections		902,200	907,400	915,200	924,900	925,100

Cable
Cable Connections
	Broadband (6)	140,300	137,800	133,700	130,200	125,700
	Video (7)	97,900	97,600	99,000	101,100	102,900
	Voice (8)	58,700	59,000	59,600	59,800	58,900
	Cable connections	297,000	294,300	292,400	291,000	287,600

Numbers may not foot due to rounding.

(1)	The individual circuits connecting a customer to Wireline’s central office facilities.
(2)	The number of Wireline customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.
(3)	The number of Wireline customers provided video services using IP networking technology.
(4)

Total residential revenue per connection is calculated by dividing total Wireline residential revenue by the average number of Wireline residential connections and by the number of months in the period.

(5)	The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.
(6)	Billable number of lines into a building for high-speed data services.
(7)

Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

(8)	Billable number of lines into a building for voice services.

TDS Telecom
Capital Expenditures (Unaudited)

Quarter Ended	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
(Dollars in millions)
Wireline	$33	$17	$26	$27	$27
Cable	12	9	13	11	17
HMS	4	6	5	2	2
	$49	$33	$45	$40	$46

Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)
	Three Months Ended June 30,
	2017	2016	2017 vs. 2016
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular (1)	$963	$992	$(29)	(3)%
TDS Telecom	281	300	(18)	(6)%
All Other (2)	3	3	–	-
	1,247	1,295	(48)	(4)%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and
accretion	800	812	(12)	(2)%
Depreciation, amortization and accretion	155	154	1	-
(Gain) loss on asset disposals, net	5	5	–	6%
(Gain) loss on license sales and exchanges, net	(2)	(9)	7	81%
	958	962	(4)	(1)%
TDS Telecom
Expenses excluding depreciation, amortization and
accretion	201	221	(20)	(9)%
Depreciation, amortization and accretion	55	54	1	3%
(Gain) loss on asset disposals, net	1	1	–	(30)%
	257	275	(19)	(7)%
All Other (2)
Expenses excluding depreciation and amortization	3	3	–	40%
Depreciation and amortization	1	2	–	(9)%
(Gain) loss on asset disposals, net	–	–	–	>(100)%
	4	5	–	19%
Total operating expenses	1,219	1,242	(23)	(2)%
Operating income (loss)
U.S. Cellular (1)	5	30	(25)	(82)%
TDS Telecom	25	24	–	1%
All Other (2)	(2)	(1)	–	>(100)%
	28	53	(25)	(47)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	33	36	(3)	(9)%
Interest and dividend income (1)	4	3	1	15%
Interest expense	(43)	(43)	–	-
Other, net	–	1	(1)	>100%
Total investment and other income (expense)(1)	(6)	(3)	(3)	(78)%
Income before income taxes	22	50	(28)	(55)%
Income tax expense	10	18	(8)	(45)%
Net income	12	32	(20)	(62)%
Less: Net income attributable to noncontrolling
interests, net of tax	2	4	(2)	(49)%
Net income attributable to TDS shareholders	10	28	(18)	(63)%
TDS Preferred dividend requirement	–	–	–	N/M
Net income available to common shareholders	$10	$28	$(18)	(63)%

Basic weighted average shares outstanding	111	109	2	1%
Basic earnings per share attributable to TDS shareholders	$0.09	$0.25	$(0.16)	(64)%

Diluted weighted average shares outstanding	112	111	1	1%
Diluted earnings per share attributable to TDS shareholders	$0.09	$0.25	$(0.16)	(64)%

N/M - Percentage change not meaningful

Numbers may not foot due to rounding.

(1)

Equipment installment plan interest income is reflected as a component of Service revenues consistent with an accounting policy change effective January 1, 2017.  All prior period numbers have been recast to conform to this accounting change.

(2)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)
	Six Months Ended June 30,
	2017	2016	2017 vs. 2016
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular(1)	$1,899	$1,962	$(63)	(3)%
TDS Telecom	580	581	(1)	-
All Other(2)	6	7	(1)	(4)%
	2,485	2,550	(65)	(3)%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and
accretion	1,543	1,613	(70)	(4)%
Depreciation, amortization and accretion	307	307	–	-
(Gain) loss on asset disposals, net	9	10	(1)	(12)%
(Gain) loss on license sales and exchanges, net	(19)	(9)	(10)	>(100)%
	1,840	1,921	(81)	(4)%
TDS Telecom
Expenses excluding depreciation, amortization and
accretion	414	426	(12)	(3)%
Depreciation, amortization and accretion	111	112	(1)	(1)%
(Gain) loss on asset disposals, net	1	2	(1)	(28)%
	527	540	(13)	(2)%
All Other(2)
Expenses excluding depreciation and amortization	5	5	–	2%
Depreciation and amortization	4	3	–	(10)%
(Gain) loss on asset disposals, net	–	–	–	57%
	8	8	–	(3)%

Total operating expenses	2,375	2,469	(94)	(4)%
Operating income (loss)
U.S. Cellular(1)	59	41	18	45%
TDS Telecom	53	41	12	29%
All Other(2)	(2)	(1)	(1)	(1)%
	110	81	29	38%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	65	72	(7)	(9)%
Interest and dividend income(1)	8	5	3	36%
Interest expense	(85)	(85)	–	(1)%
Other, net	1	–	1	>100%
Total investment and other income (expense)(1)	(11)	(8)	(3)	(53)%
Income before income taxes	99	73	26	36%
Income tax expense	44	31	13	43%
Net income	55	42	13	31%
Less: Net income attributable to noncontrolling interests,
net of tax	8	6	2	24%
Net income attributable to TDS shareholders	47	36	11	32%
TDS Preferred dividend requirement	–	–	–	(50)%
Net income available to common shareholders	$47	$36	$11	32%

Basic weighted average shares outstanding	110	109	1	1%
Basic earnings per share attributable to TDS shareholders	$0.43	$0.33	$0.10	30%
Diluted weighted average shares outstanding	112	111	1	1%
Diluted earnings per share attributable to TDS shareholders	$0.42	$0.32	$0.10	31%

Numbers may not foot due to rounding.

(1)

Equipment installment plan interest income is reflected as a component of Service revenues consistent with an accounting policy change effective January 1, 2017.  All prior period numbers have been recast to conform to this accounting change.

(2)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.

Telephone and Data Systems, Inc.

Consolidated Statement of Cash Flows

(Unaudited)

	Six Months Ended
	June 30,
	2017	2016
(Dollars in millions)
Cash flows from operating activities
Net income	$55	$42
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	422	422
Bad debts expense	49	46
Stock-based compensation expense	22	18
Deferred income taxes, net	(22)	8
Equity in earnings of unconsolidated entities	(65)	(72)
Distributions from unconsolidated entities	65	30
(Gain) loss on asset disposals, net	10	12
(Gain) loss on license sales and exchanges, net	(19)	(9)
Noncash interest expense	1	2
Other operating activities	–	(3)
Changes in assets and liabilities from operations
Accounts receivable	5	(6)
Equipment installment plans receivable	(107)	(94)
Inventory	2	(26)
Accounts payable	(59)	32
Customer deposits and deferred revenues	(10)	(18)
Accrued taxes	53	76
Accrued interest	–	(1)
Other assets and liabilities	(44)	(59)
Net cash provided by operating activities	358	400

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(242)	(281)
Cash paid for acquisitions and licenses	(200)	(46)
Cash received from divestitures and exchanges	17	17
Federal Communications Commission deposit	–	(143)
Other investing activities	1	1
Net cash used in investing activities	(424)	(452)

Cash flows from financing activities
Repayment of long-term debt	(6)	(6)
Issuance of long-term debt	–	2
TDS Common Shares reissued for benefit plans, net of tax payments	(1)	–
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	–	3
Repurchase of TDS Common Shares	–	(3)
Repurchase of U.S. Cellular Common Shares	–	(2)
Repurchase of TDS Preferred Shares	(1)	–
Dividends paid to TDS shareholders	(34)	(32)
Payment of debt issuance costs	–	(4)
Distributions to noncontrolling interests	(2)	(1)
Other financing activities	1	9
Net cash used in financing activities	(43)	(34)

Net decrease in cash and cash equivalents	(109)	(86)

Cash and cash equivalents
Beginning of period	900	985
End of period	$791	$899

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	June 30,	December 31,
	2017	2016
(Dollars in millions)
Current assets
Cash and cash equivalents	$791	$900
Accounts receivable from customers and others, net	845	851
Inventory, net	149	151
Prepaid expenses	111	115
Income taxes receivable	2	10
Other current assets	26	32
Total current assets	1,924	2,059

Assets held for sale	4	8

Licenses	2,235	1,895
Goodwill	770	766
Franchise rights	244	244
Other intangible assets, net	28	33
Investments in unconsolidated entities	452	451
Other investments	–	1

Property, plant and equipment, net	3,373	3,555

Other assets and deferred charges	348	434

Total assets	$9,378	$9,446

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	June 30,	December 31,
	2017	2016
(Dollars and shares in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$12	$12
Accounts payable	295	365
Customer deposits and deferred revenues	218	229
Accrued interest	11	11
Accrued taxes	85	44
Accrued compensation	78	127
Other current liabilities	87	99
Total current liabilities	786	887

Deferred liabilities and credits
Deferred income tax liability, net	899	922
Other deferred liabilities and credits	472	453

Long-term debt, net	2,428	2,433

Noncontrolling interests with redemption features	1	1

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01	1	1
Capital in excess of par value	2,393	2,386
Treasury shares, at cost	(684)	(698)
Accumulated other comprehensive income	–	1
Retained earnings	2,457	2,454
Total TDS shareholders' equity	4,167	4,144

Preferred shares	–	1
Noncontrolling interests	625	605

Total equity	4,792	4,750

Total liabilities and equity	$9,378	$9,446

Balance Sheet Highlights
(Unaudited)

	June 30, 2017
	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$472	$22	$297	$–	$791
Affiliated cash investments	–	499	–	(499)	–
	$472	$521	$297	$(499)	$791

Licenses, goodwill and other intangible
assets	$2,596	$820	$(139)	$–	$3,277
Investment in unconsolidated entities	414	4	40	(6)	452
	$3,010	$824	$(99)	$(6)	$3,729

Property, plant and equipment, net	$2,304	$1,043	$26	$–	$3,373

Long-term debt, net:
Current portion	$11	$–	$1	$–	$12
Non-current portion	1,613	2	813	–	2,428
	$1,624	$2	$814	$–	$2,440

TDS Telecom Highlights
(Unaudited)
	Three Months Ended June 30,
			2017 vs. 2016
	2017	2016	Increase (Decrease)
(Dollars in millions)
Wireline
Operating revenues
Residential	$81	$77	$4	5%
Commercial	50	53	(3)	(6)%
Wholesale	49	44	5	10%
Total service revenues	180	175	5	3%
Equipment sales	–	–	–	(36)%
	181	175	5	3%
Operating expenses
Cost of services	65	64	2	3%
Cost of equipment sold	1	–	–	22%
Selling, general and administrative expenses	48	49	(1)	(2)%
Expenses excluding depreciation, amortization and
accretion	114	113	1	1%
Depreciation, amortization and accretion	37	37	–	1%
(Gain) loss on asset disposals, net	–	1	–	(46)%
	152	151	1	1%

Operating income	$29	$25	$4	17%

Cable
Operating revenues
Residential	$41	$36	$5	15%
Commercial	9	9	–	1%
	51	45	5	12%
Operating expenses
Cost of services	24	24	–	1%
Selling, general and administrative expenses	13	12	1	4%
Expenses excluding depreciation, amortization and
accretion	37	36	1	2%
Depreciation, amortization and accretion	11	9	2	18%
(Gain) loss on asset disposals, net	–	–	–	(5)%
	48	46	2	5%

Operating income	$3	$–	$3	>100%

HMS
Operating revenues
Service revenues	$27	$33	$(5)	(16)%
Equipment sales	23	47	(24)	(51)%
	51	80	(29)	(37)%
Operating expenses
Cost of services	21	19	2	11%
Cost of equipment sold	19	39	(20)	(51)%
Selling, general and administrative expenses	10	15	(4)	(29)%
Expenses excluding depreciation, amortization and
accretion	51	73	(22)	(30)%
Depreciation, amortization and accretion	7	7	(1)	(7)%
	58	80	(22)	(28)%

Operating loss	$(7)	$–	$(7)	>(100)%

Intercompany revenues	$(1)	$(1)	$–	12%
Intercompany expenses	(1)	(1)	–	12%

Total TDS Telecom operating income	$25	$24	$–	1%

Numbers may not foot due to rounding.

TDS Telecom Highlights
(Unaudited)
	Six Months Ended June 30,
			2017 vs. 2016
	2017	2016	Increase (Decrease)
(Dollars in millions)
Wireline
Operating revenues
Residential	$160	$153	$7	4%
Commercial	101	107	(6)	(6)%
Wholesale	98	87	11	12%
Total service revenues	359	347	12	3%
Equipment sales	1	1	–	(37)%
	360	348	11	3%
Operating expenses
Cost of services	129	126	3	2%
Cost of equipment sold	1	1	–	13%
Selling, general and administrative expenses	96	98	(2)	(2)%
Expenses excluding depreciation, amortization and
accretion	226	224	1	1%
Depreciation, amortization and accretion	76	78	(2)	(3)%
(Gain) loss on asset disposals, net	1	1	–	(40)%
	302	304	(1)	-

Operating income	$57	$45	$13	28%

Cable
Operating revenues
Residential	$82	$72	$11	15%
Commercial	18	19	(1)	(4)%
	100	90	10	11%
Operating expenses
Cost of services	48	46	2	4%
Selling, general and administrative expenses	25	24	1	3%
Expenses excluding depreciation, amortization and
accretion	73	70	3	4%
Depreciation, amortization and accretion	21	18	3	14%
(Gain) loss on asset disposals, net	1	1	–	(15)%
	95	90	5	6%

Operating income	$5	$1	$5	>100%

HMS
Operating revenues
Service revenues	$56	$62	$(6)	(9)%
Equipment sales	66	82	(17)	(20)%
	122	144	(22)	(15)%
Operating expenses
Cost of services	42	40	1	4%
Cost of equipment sold	55	68	(14)	(20)%
Selling, general and administrative expenses	21	25	(4)	(16)%
Expenses excluding depreciation, amortization and
accretion	118	134	(16)	(12)%
Depreciation, amortization and accretion	14	15	(1)	(7)%
	131	148	(17)	(12)%

Operating loss	$(9)	$(4)	$(5)	>(100)%

Intercompany revenues	$(2)	$(2)	$–	5%
Intercompany expenses	(2)	(2)	–	5%

Total TDS Telecom operating income	$53	$41	$12	29%

Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations

Free Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
(Dollars in millions)
Cash flows from operating activities (GAAP)	$221	$154	$358	$400
Less: Cash paid for additions to property, plant and equipment	115	122	242	281
Free cash flow (Non-GAAP)(1)	106	32	116	119

(1)

Management uses Free cash flow as a liquidity measure and it is defined as Cash flows from operating activities less Cash paid for additions to property, plant and equipment.  Free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.

Postpaid ABPU and Postpaid ABPA

U.S. Cellular presents Postpaid ABPU and Postpaid ABPA to reflect the revenue shift from Service revenues to Equipment and product sales resulting from the increased adoption of equipment installment plans.  Postpaid ABPU and Postpaid ABPA, as previously defined, are non-GAAP financial measures which U.S. Cellular believes are useful to investors and other users of its financial information in showing trends in both service and equipment and product sales revenues received from customers.

For the Quarter Ended	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
(Dollars and connection counts in millions)
Calculation of Postpaid ARPU
Postpaid service revenues	$597	$608	$607	$635	$636
Average number of postpaid connections	4.47	4.46	4.48	4.49	4.48
Number of months in period	3	3	3	3	3
Postpaid ARPU (GAAP metric)	$44.60	$45.42	$45.19	$47.08	$47.37

Calculation of Postpaid ABPU
Postpaid service revenues	$597	$608	$607	$635	$636
Equipment installment plan billings	142	139	138	131	118
Total billings to postpaid connections	$739	$747	$745	$766	$754
Average number of postpaid connections	4.47	4.46	4.48	4.49	4.48
Number of months in period	3	3	3	3	3
Postpaid ABPU (Non-GAAP metric)	$55.19	$55.82	$55.43	$56.79	$56.09

Calculation of Postpaid ARPA
Postpaid service revenues	$597	$608	$607	$635	$636
Average number of postpaid accounts	1.66	1.66	1.68	1.69	1.70
Number of months in period	3	3	3	3	3
Postpaid ARPA (GAAP metric)	$119.73	$121.88	$120.67	$125.31	$124.91

Calculation of Postpaid ABPA
Postpaid service revenues	$597	$608	$607	$635	$636
Equipment installment plan billings	142	139	138	131	118
Total billings to postpaid accounts	$739	$747	$745	$766	$754
Average number of postpaid accounts	1.66	1.66	1.68	1.69	1.70
Number of months in period	3	3	3	3	3
Postpaid ABPA (Non-GAAP metric)	$148.15	$149.78	$148.02	$151.16	$147.90